-+FOR IMMEDIATE RELEASE

For Further Information Contact:
Donna M. Bembenek
Senior Vice President, Sales & Marketing
(414) 425-1600


              STATE FINANCIAL SERVICES CORPORATION AND LIBERTY BANK
                          COMPLETE MERGER, NAME CHANGE


Hales Corners, WI (July 9, 2001) - State Financial Services Corporation today announced that it has formally completed its merger with LB Bancorp, Inc., converting the operations of Liberty Bank's five locations (Downtown Milwaukee, Whitefish Bay, Fox Point, Lisbon Avenue and New Berlin) into the State Financial Bank structure.

         State Financial Service's President and Chief Executive Officer Michael
J. Falbo stated, "We are very excited about this new partnership. Allen Samson and his team share the same philosophy of community banking that we strive for every day and they will be an excellent addition to our company. We welcome Liberty's customers as we continue to expand our services to businesses and individuals in Southeastern Wisconsin."

          "State Financial and Liberty Bank both enjoy a distinctive tradition of customer service - together we look to build upon our shared commitment to the customer and to apply our infrastructure and technology improvements to this combination for the future success of State Financial Bank," Falbo added.

         Falbo also stated that Liberty Directors Allen Samson, Mark Brickman and Jill Pelisek will join the Board of Directors of State Financial Bank. Samson will become Vice Chairman of State Financial Bank.


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STATE FINANCIAL/LIBERTY MERGER - ADD ONE

         "We all look forward to joining the State Financial Family," said Allen Samson, Liberty's President and CEO. "Through this merger we will be in a position to offer our customers a broader array of financial products, while continuing to serve them in the same style of professional, friendly and personal banking they deserve - it's a winning strategy."

          John Beckwith, President of State Financial Bank - Metro Market , indicated, "Successful mergers are about satisfied customers and energized employees. Our decentralized decision-making will empower local bank managers to find the best ways to invest capital into these new markets. We expect to introduce a wider range of products and services to Liberty's customer base, including deposit, lending, corporate treasury management and merchant processing services as well as related non-banking services. Liberty will bring considerable experience to our organization, allowing us to collectively expand our banking operations."

         State Financial Services Corporation is a $1.2 billion financial services company operating through 28 locations in Southeastern Wisconsin and Northeastern Illinois. Through its banking network, State provides commercial and retail banking products, long-term fixed-rate secondary market mortgage origination and brokerage activities. State also operates State Financial Insurance Agency and provides asset management services. State's shares are traded on the Nasdaq National Market System under the symbol "SFSW."

Forward-Looking Statements

State intends that certain matters discussed in this release are "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such because the statements will include words such as "believes," anticipates," expects," or "estimates" or words of similar meaning. Similarly, statements that describe future plans, objectives, outlooks, targets or goals are also forward-looking statements.

Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated as of the date of this release. Factors that could cause such a variance include, but are not limited to, changes in interest rates, local market competition, customer loan and deposit preferences, regulation, and other general economic conditions. Shareholders, potential investors, and other readers are urged to consider these factors in evaluating the forward-looking statements and cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this release are only made as of the date of this release, and State undertakes no obligation to publicly update such statements to reflect subsequent events or circumstances.